UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20 East Carrillo Street, 2nd Floor Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On January 14, 2010, Pacific Capital Bancorp (the “Company”) sold the Refund Anticipation Loan and Refund Transfer Programs operations (the “RAL and RT Programs”) for aggregate cash consideration of $10 million. As a result, the Company classified the RAL and RT Programs as a discontinued operation in its Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010.

Under applicable rules of the Securities and Exchange Commission, when a registrant prepares, on or after the date a registrant reports discontinued operations, a new registration statement that includes or incorporates by reference financial statements, the registrant is required to recast the prior period annual and relevant interim financial statements included or incorporated by reference in such registration statement to reflect the discontinued operations. Accordingly, the Company is filing this Current Report on Form 8-K to recast its consolidated financial statements for all periods presented in certain sections of its Annual Report on Form 10-K for the year ended December 31, 2009, as amended (the “2009 Form 10-K”) to present the RAL and RT Programs as a discontinued operation. In addition, certain amounts in the Company’s audited Consolidated Financial Statements have been reclassified to be comparable with the classifications made for the 2009 and 2010 unaudited Consolidated Financial Statements. This recasting does not represent a restatement of previously issued financial statements, and has no effect on the Company’s reported net loss or net loss applicable to common shareholders for any of the periods presented. The following recast information is presented as Exhibit 99.1 to this Current Report on Form 8-K:

¡	Item 6. Selected Financial Data

¡	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

¡	Item 8. Financial Statements and Supplementary Data

This Current Report on Form 8-K (including the exhibit) does not reflect events after the filing of the 2009 Form 10-K or modify or update the disclosures in the 2009 Form 10-K except to the extent expressly provided above and except for the disclosure of subsequent events included in Note 26, “Subsequent Events (unaudited)” of the Consolidated Financial Statements. All other items of the 2009 Form 10-K remain unchanged.

Information contained in Exhibit 99.1 should be read in conjunction with and as a supplement to information contained in the 2009 Form 10-K. For significant developments since the filing of the 2009 Form 10-K, please see the Company’s subsequent filings with the Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Item 6. Selected Financial Data.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP (Registrant)

Date: October 5, 2010	By:	/S/ MARK K. OLSON
Mark K. Olson
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Item 6. Selected Financial Data.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 8. Financial Statements and Supplementary Data

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